                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                PARADISE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                PARADISE, INC.
                   1200 Dr. Martin Luther King, Jr. Boulevard
                           Plant City, Florida 33566

                   ------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 25, 1999

                   ------------------------------------------

TO THE SHAREHOLDERS OF PARADISE, INC.

         The Annual Meeting of Shareholders of Paradise, Inc. will be held at the principal office of the Company, 1200 Dr. Martin Luther King, Jr. Boulevard, Plant City, Florida 33566, on May 25, 1999, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

         1. To elect five directors to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

         2. To ratify the reappointment of Bella, Hermida, Gillman, Hancock & Mueller as the Company's independent certified public accountants for 1999.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed April 27, 1999, at the close of business, as the record date for the determination of the shareholders entitled to notice of and to vote at the annual meeting or any adjournment thereof.

         A Proxy Statement and form of Proxy are enclosed.

         Shareholders are cordially invited to attend the meeting. Whether or not you expect to be present, please date, sign and return the Proxy in the enclosed envelope, which requires no postage if mailed in the United States. If you are present at the meeting and desire to vote in person, you may revoke the Proxy.

                                          By order of the Board of Directors

                                          /s/ Eugene L. Weiner

                                          EUGENE L. WEINER, Secretary


Dated: April 28, 1999
       Plant City, Florida

                                 PARADISE, INC.
                              Plant City, Florida

                            -----------------------


                                PROXY STATEMENT


                            -----------------------

         The Proxy enclosed with this statement is solicited by the Board of Directors of Paradise, Inc. (the "Company") for use at the Annual Meeting of Shareholders, and any adjournments thereof, to be held on May 25, 1999, at 10:00 a.m., Eastern Daylight Time, at the principal offices of the Company at 1200 Dr. Martin Luther King, Jr. Boulevard, Plant City, Florida 33566 for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. All expenses incident to the solicitation of the Proxies will be borne by the Company.

         Shareholders executing Proxies may revoke them at any time prior to use, by written notice to the Secretary of the Company, by subsequently executing another Proxy or by specific personal action at the meeting. A Proxy when executed and not revoked will be voted and, if it contains any specifications, it will be voted in accordance therewith. If no choice is specified, shares covered by the Proxy will be voted in favor of the proposal to be acted upon and in the discretion of the Proxy holder upon such other matters as may properly come before such meeting or any adjournment thereof.

         A copy of the Annual Report for 1998 is enclosed.

         SHAREHOLDERS ENTITLED TO VOTE AND PRINCIPAL SHAREHOLDERS

         As of the close of business on April 27, 1998, the record date for determining the shareholders entitled to vote at the annual meeting, there were issued and outstanding and entitled to vote a total of 519,170 shares of the Company's Common Stock (the only class of securities outstanding), each of which is entitled to one vote.

         The only persons who owned of record or were known by the Company to own beneficially on April 27, 1998, more than 5% of the outstanding shares of Common Stock of the Company were the following:


NAME AND ADDRESS                                           NUMBER OF                          PERCENT
OF BENEFICIAL OWNER                                      SHARES OWNED                        OF CLASS
-------------------                                      ------------                        --------

Melvin S. Gordon                                          189,952(1)                           36.6%
     2611 Bayshore Blvd.
     Tampa, Florida  33629

All Directors and Officers
     of the Company as a Group
     (5 in number)                                        223,989                              43.1%

-----------------

(1) Includes 129,060 owned by the Estate of Frank A. Weaner, control of which Mr. Gordon shares with his wife as Trustees.

         See "Election of Directors" for security holdings of Directors of the Company.

VOTING PROCEDURES

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the meeting who will also determine whether a quorum is present for the transaction of business. The Company's By-laws provide that a quorum is present if the holders of a majority of the issued and outstanding shares of Common Stock of the Company entitled to vote at the meeting are present in person or represented by proxy. Under Florida corporate law, if a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election.

                             ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation provides that its Board of Directors shall consist of not less than three nor more than 13 directors. The By-laws provide that if the exact number of directors has not been determined by the shareholders, the number of directors may be fixed within the above limits by the Board of Directors. Management recommends that the exact number of directors not be determined by the shareholders, thus permitting the Board, if it deems advisable to do so, to increase the number of directors during the year and to fill the resulting vacancies. The Board of Directors presently does not plan to increase the number of directors and elect any directors in addition to the five nominees below.

         Directors are elected to serve until the next annual meeting of the shareholders and until their successors are elected and qualify. Unless a Proxy instructs to the contrary, shares represented by the Proxy will be voted for the election as directors of the five nominees named below. Proxies held by management cannot be voted for more than five nominees. Management has no reason to believe that any nominee will be unavailable to serve, but if he is, shares represented by the Proxies will be voted for each substitute as management may recommend. The principal occupation and beneficial ownership of stock of the Company of the nominees, as reported by the nominees, are indicated in the table below. Unless otherwise stated in a footnote to the table, each nominee has sole voting and investment power or shared voting and investment power with his spouse in respect to all the shares beneficially owned.


                                                                                               COMMON SHARES
                                                                                 SERVED        BENEFICIALLY
                                                                                   AS           OWNED AS OF
                                                                                DIRECTOR      APRIL 27, 1998
       NAME                          PRINCIPAL OCCUPATION               AGE       SINCE     NO. SHS.     % SHS.
       ----                          --------------------               ---     --------    --------     ------

Melvin S. Gordon(1)(2)             President, Chief                     65        1965      189,950       36.6
                                     Executive Officer

Eugene L. Weiner(2)(3)             Executive Vice President,            67        1967       19,300        3.7
                                     Secretary and Treasurer

Randy S. Gordon(4)                 Vice President                       43        1989        6,104        1.2

Tracy W. Schulis(4)                Vice President                       42        1989        4,571         .9

Mark H. Gordon(4)                  Vice President                       36        1990        4,062         .8


-----------------

(1)  Mr. Gordon has been employed by the Company since 1963.
(2)  Messrs. Weiner and Gordon are members of the Company's Executive
     Committee.
(3)  Mr. Weiner has been employed by the Company since November 1965.
(4) Messrs. Randy S. Gordon, Tracy W. Schulis and Mark H. Gordon have been employed by the Company for over ten years.

         Mr. Melvin S. Gordon is the father of Randy Gordon and Mark Gordon and father-in-law of Tracy Schulis.

         The directors serve without fees.

         During 1998, the Board of Directors held 6 meetings. All directors attended at least 75% of the meetings held.

                       REMUNERATION OF EXECUTIVE OFFICERS

         The aggregate remuneration paid by the Company and its subsidiary for the year ended December 31, 1998, to its chief executive officer and each of the five highest paid executive officers of the Company whose aggregate cash and cash equivalent form of remuneration exceeded $100,000 are as follows:

                           SUMMARY COMPENSATION TABLE


                                                    ANNUAL COMPENSATION
         NAME AND                         --------------------------------------          BENEFITS UPON
    PRINCIPAL POSITION                    YEAR          SALARY(1)(2)       BONUS         RETIREMENT(3)(4)
    ------------------                    ----          ------------       -----         ----------------

Melvin S. Gordon                          1998           $340,835(5)       $79,000            $66,966
   President and                          1997            348,906           75,000             66,960
   Chief Exec. Officer                    1996            299,156           37,078             66,960

Eugene L. Weiner,                         1998           $307,200(5)       $70,000                (6)
   Executive Vice President               1997            317,202           67,000                (6)
                                          1996            270,420           33,164                (6)

Randy S. Gordon                           1998           $156,354          $39,000            $55,714
   Vice President                         1997            135,460           34,000             50,544
                                          1996            120,752           16,000             51,480

Tracy W. Schulis                          1998           $156,354          $39,000            $61,198
   Vice President                         1997            135,480           34,000             48,528
                                          1996            114,685           16,000             51,108

Mark H. Gordon                            1998           $153,742          $39,000            $50,571
   Vice President                         1997            117,529           34,000             42,984
                                          1996            100,123           16,000             48,468


(1)  Includes personal use of Company automobiles.
(2) A deferred compensation plan for Messrs. Gordon and Weiner was approved by the Board of Directors during 1995 to be funded beginning in 1996.
(3) These amounts are computed actuarially according to the Retirement Plan of the Company assuming certain facts as follows: (a) that the participant remains in the service of the Company until his normal retirement date at age 65; (b) that the participant's earnings increase 4.62% annually during the remainder of his service until retirement age subject to the maximum annual compensation limits established by law; and (c) that the plan be continued without substantial modification.
(4)  As of the latest available actuarial valuation date.
(5) Includes deferred compensation of $25,000 paid during 1998 into deferred compensation trusts, which remain as assets of the Company until the retirement of each individual.
(6)  Received a "lump sum" distribution in 1996.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Certified Public Accounting firm of Bella, Hermida, Gillman, Hancock & Mueller, the Company's principal accountant for 1998, has been selected as the Company's principal accountant for 1999. A representative of that accounting firm will be present at the meeting with the opportunity to make a statement and respond to appropriate questions.

                                 VOTE REQUIRED

         A majority of the outstanding shares of stock will be necessary to constitute a quorum for the transaction of business at the meeting, and the election of directors and ratification of the appointment of Bella, Hermida, Gillman & Company as the Company's independent accountants will require a vote of a majority of the shares represented at the meeting.

                                 OTHER MATTERS

         The management has no information that any other matters will be brought before the meeting. If, however, other matters do come before the meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy in accordance with their best judgment, discretionary authority to do so being included in the Proxy.

                 SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         In order to be included in the proxy materials for the 2000 Annual Meeting of Shareholders of the Company, shareholder proposals must be received by the Company not later than January 2, 2000.


                                          PARADISE, INC.


                                          /s/ Eugene L. Weiner

                                          Eugene L. Weiner, Secretary

April 28, 1999

                                 PARADISE, INC.

                   1200 DR. MARTIN LUTHER KING, JR. BOULEVARD
                              PLANT CITY, FL 33566

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Melvin S. Gordon and Eugene L. Weiner, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common stock of Paradise, Inc. held of record by the undersigned as of April 27, 1999 at the Annual Meeting of Shareholders to be held on May 25, 1999 or any adjournment thereof.

1. To elect five Directors to hold office until the next Annual Meeting of Shareholders.

    FOR all nominees listed below                               WITHHOLD AUTHORITY to vote for
    (except as marked to the contrary below) [ ]                all nominees listed below [ ]

 Mark H. Gordon; Melvin S. Gordon; Randy S. Gordon; Tracy W. Schulis; Eugene L.
                                     Weiner

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED.

--------------------------------------------------------------------------------

2. Ratification of Reappointment of Bella, Hermida, Gillman & Company as the Company's independent accountants for 1999.

    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN

3. In their discretion, the holders of this Proxy are authorized to vote upon such other business as may properly come before the meeting.

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1 and 2.

               (Continued, and to be signed on the reverse side)

                          (Continued from other side)

    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator or trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                  Dated:                  , 1999
--------------------------------------------------------------------------------

                                                  ------------------------------

                                                            Signature

                                                  ------------------------------

                                                    Signature, if held jointly

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.